17.Q.1



	MITCHELL HUTCHINS PORTFOLIOS





	AMENDED AND RESTATED TRUST
INSTRUMENT




	May 13, 1999


TABLE OF CONTENTS
PAGE
ARTICLE I
DEFINITIONS
ARTICLE II
TRUSTEES
Section 1. Management of the Trust.
Section 2. Initial Trustees; Number
and Election of Trustees.
Section 3. Term of Office.
Section 4. Vacancies; Appointment
of Trustees.
Section 5. Temporary Vacancy or
Absence.
Section 6. Chairman.
Section 7. Action by the Trustees.
Section 8. Ownership of Trust
Property.
Section 9. Effect of Trustees Not
Serving.
Section 10. Trustees, etc. as
Shareholders.
ARTICLE III
POWERS OF THE TRUSTEES
Section 1. Powers.
Section 2. Certain Transactions.
ARTICLE IV
SERIES; CLASSES; SHARES
Section 1. Establishment of Series
or Class.
Section 2. Shares.
Section 3. Investment in the Trust.
Section 4. Assets and Liabilities
of Series.
Section 5. Ownership and Transfer
of Shares.
Section 6. Status of Shares;
Limitation of Shareholder
Liability.
ARTICLE V
DISTRIBUTIONS AND REDEMPTIONS
Section 1. Distributions.
Section 2. Redemptions.
Section 3. Determination of Net
Asset Value.
Section 4. Suspension of Right of
Redemption.
Section 5. Redemptions Necessary
for Qualification as Regulated
Investment Company.
ARTICLE VI
SHAREHOLDERS' VOTING POWERS AND
MEETINGS
Section 1. Voting Power.
Section 2. Meetings of
Shareholders.
Section 3. Quorum; Required Vote.
ARTICLE VII
CONTRACTS WITH SERVICE PROVIDERS
Section 1. Investment Adviser.
Section 2. Principal Underwriter.
Section 3. Transfer Agency,
Shareholder Services,
and Administration Agreements.
Section 4. Custodian.
Section 5. Parties to Contracts
with Service Providers.
Section 6. Requirements of the 1940
Act.
ARTICLE VIII
EXPENSES OF THE TRUST AND SERIES
ARTICLE IX
LIMITATION OF LIABILITY AND
INDEMNIFICATION
Section 1. Limitation of Liability.
Section 2. Indemnification.
Section 3. Indemnification of
Shareholder.
ARTICLE X
MISCELLANEOUS
Section 1. Trust Not a Partnership.
Section 2. Trustee Action; Expert
Advice; No Bond or Surety.
Section 3. Record Dates.
Section 4. Termination of the
Trust.
Section 5. Reorganization.
Section 6. Trust Instrument.
Section 7. Applicable Law.
Section 8. Amendments.
Section 9. Fiscal Year.
Section 10. Severability.


MITCHELL HUTCHINS PORTFOLIOS
TRUST INSTRUMENT
	This AMENDED AND RESTATED
TRUST INSTRUMENT is adopted on May
13, 1999, with respect to the
business trust established by the
Trustees on August 9, 1996 and
previously named first PaineWebber
Select Fund and then Mitchell
Hutchins Journey Portfolios, to
establish a business trust for the
investment and reinvestment of
funds contributed to the Trust by
investors.  The Trustees declare
that all money and property
contributed to the Trust shall be
held and managed in trust pursuant
to
this Trust Instrument.  The name of
the Trust created by this Trust
Instrument has been changed to
Mitchell Hutchins Portfolios.
ARTICLE I
DEFINITIONS
	Unless otherwise provided or
required by the context:
	(a)	"By-laws" means the By-
laws of the Trust adopted by the
Trustees, as amended from time to
time;
	(b)	"Class" means a class
of Shares in a Series established
pursuant to Article IV;
	(c)	"Commission,"
"Interested Person," and "Principal
Underwriter" have the meanings
provided
in the 1940 Act;
	(d)	"Covered Person" means
a person so defined in Article IX,
Section 2;
	(e)	"Delaware Act" means
Chapter 38 of Title 12 of the
Delaware Code entitled "Treatment
of
Delaware Business Trusts," as
amended from time to time;
	(f)	"Majority Shareholder
Vote" means "the vote of a majority
of the outstanding voting
securities" as defined in the 1940
Act;
	(g)	"Net Asset Value" means
the net asset value of each Series
of the Trust, determined as
provided in Article V, Section 3;
	(h)	"Registered Investment
Company" means a company registered
as a management investment
company under the 1940 Act.
	(i)	"Outstanding Shares"
means Shares shown on the books of
the Trust or its transfer agent
as then issued and outstanding, but
does not include Shares which have
been repurchased or redeemed
by the Trust;
	(j)	"Series" means a series
of Shares established pursuant to
Article IV;
	(k)	"Shareholder" means a
record owner of Outstanding Shares;
	(l)	"Shares" means the
equal proportionate transferable
units of interest into which the
beneficial interest of each Series
or Class is divided from time to
time (including whole Shares and
fractions of Shares);
	(m)	"Trust" means Mitchell
Hutchins Portfolios established
hereby, and reference to the
Trust, when applicable to one or
more Series, refers to that Series;
	(n)	"Trustees" means the
persons who have signed this Trust
Instrument, so long as they shall
continue in office in accordance
with the terms hereof, and all
other persons who may from time to
time be duly qualified and serving
as Trustees in accordance with
Article II, in all cases in their
capacities as Trustees hereunder;
	(o)	"Trust Property" means
any and all property, real or
personal, tangible or intangible,
which is owned or held by or for
the Trust or any Series or the
Trustees on behalf of the Trust or
any Series; and
	(p)	The "1940 Act" means
the Investment Company Act of 1940,
as amended from time to time.
ARTICLE II
TRUSTEES
	Section 1.	Management of the
Trust.
The business and affairs of the
Trust shall be managed by or under
the direction of the Trustees, and
they shall have all powers
necessary or desirable to carry out
that responsibility.  No
Shareholder
shall have any right to conduct any
Trust business solely by reason of
being a Shareholder.  The
Trustees may execute all
instruments and take all action
they deem necessary or desirable to
promote
the interests of the Trust.  Any
determination made by the Trustees
in good faith as to what is in
the interests of the Trust shall be
conclusive.
	Section 2.	Initial Trustees;
Number and Election of Trustees.
The initial Trustees shall be the
persons initially signing this
Trust Instrument.  The number of
Trustees (other than the initial
Trustees) shall be fixed from time
to time by a majority of the
Trustees; provided, that there
shall be at least two (2) Trustees.
The Shareholders shall elect the
Trustees (other than the initial
Trustees) on such dates as the
Trustees may fix from time to time.
	Section 3.	Term of Office.
Each Trustee shall hold office for
life or until his or her successor
is elected or the Trust
terminates; except that (a) any
Trustee may resign by delivering to
the other Trustees or to any
Trust officer a written resignation
effective upon such delivery or a
later date specified therein;
(b) any Trustee may be removed with
or without cause at any time by a
written instrument signed by at
least two-thirds of the other
Trustees, specifying the effective
date of removal; (c) any Trustee
who
requests to be retired, or who has
become physically or mentally
incapacitated or is otherwise
unable
to serve, may be retired by a
written instrument signed by a
majority of the other Trustees,
specifying the effective date of
retirement; and (d) any Trustee may
be removed at any meeting of the
Shareholders by a vote of at least
two-thirds of the Outstanding
Shares.
	Section 4.	Vacancies;
Appointment of Trustees.
Whenever a vacancy shall exist in
the Board of Trustees, regardless
of the reason for such vacancy,
the remaining Trustees shall
appoint any person as they
determine in their sole discretion
to fill
that vacancy, consistent with the
limitations under the 1940 Act.
Such appointment shall be made by
a written instrument signed by a
majority of the Trustees or by a
resolution of the Trustees, duly
adopted and recorded in the records
of the Trust, specifying the
effective date of the appointment.
The Trustees may appoint a new
Trustee as provided above in
anticipation of a vacancy expected
to
occur because of the retirement,
resignation, or removal of a
Trustee, or an increase in number
of
Trustees, provided that such
appointment shall become effective
only at or after the expected
vacancy
occurs.  As soon as any such
Trustee has accepted his or her
appointment in writing, the trust
estate
shall vest in the new Trustee,
together with the continuing
Trustees, without any further act
or
conveyance, and he or she shall be
deemed a Trustee hereunder.
	Section 5.	Temporary Vacancy
or Absence.
Whenever a vacancy in the Board of
Trustees shall occur, until such
vacancy is filled, or while any
Trustee is absent from his or her
domicile (unless that Trustee has
made arrangements to be informed
about, and to participate in, the
affairs of the Trust during such
absence), or is physically or
mentally incapacitated, the
remaining Trustees shall have all
the powers hereunder and their
certificate as to such vacancy,
absence, or incapacity shall be
conclusive.  Any Trustee may, by
power of attorney, delegate his or
her powers as Trustee for a period
not exceeding six (6) months at
any one time to any other Trustee
or Trustees to the extent permitted
by the 1940 Act.
	Section 6.	Chairman.
The Trustees shall appoint one of
their number to be Chairman of the
Board of Trustees.  The Chairman
shall preside at all meetings of
the Trustees, shall be responsible
for the execution of policies
established by the Trustees and the
administration of the Trust, and
may be the chief executive,
financial and/or accounting officer
of the Trust.
	Section 7.	Action by the
Trustees.
The Trustees shall act by majority
vote at a meeting duly called
(including a meeting by telephonic
or other electronic means, unless
the 1940 Act requires that a
particular action be taken only at
a
meeting of Trustees in person) at
which a quorum is present or by
written consent of a majority of
Trustees (or such greater number as
may be required by applicable law)
without a meeting.  A majority
of the Trustees shall constitute a
quorum at any meeting.  Meetings of
the Trustees may be called
orally or in writing by the
Chairman of the Board of Trustees
or by any two other Trustees.
Notice
of the time, date and place of all
Trustees meetings shall be given to
each Trustee by telephone,
facsimile or other electronic
mechanism sent to his or her home
or business address at least
twenty-
four hours in advance of the
meeting or by written notice mailed
to his or her home or business
address at least seventy-two hours
in advance of the meeting.  Notice
need not be given to any
Trustee who attends the meeting
without objecting to the lack of
notice or who signs a waiver of
notice either before or after the
meeting.  Subject to the
requirements of the 1940 Act, the
Trustees
by majority vote may delegate to
any Trustee or Trustees authority
to approve particular matters or
take particular actions on behalf
of the Trust.  Any written consent
or waiver may be provided and
delivered to the Trust by facsimile
or other similar electronic
mechanism.
	Section 8.	Ownership of
Trust Property.
The Trust Property of the Trust and
of each Series shall be held
separate and apart from any assets
now or hereafter held in any
capacity other than as Trustee
hereunder by the Trustees or any
successor Trustees.  All of the
Trust Property and legal title
thereto shall at all times be
considered as vested in the
Trustees on behalf of the Trust,
except that the Trustees may cause
legal title to any Trust Property
to be held by or in the name of the
Trust, or in the name of any
person as nominee.  No Shareholder
shall be deemed to have a severable
ownership in any individual
asset of the Trust or of any Series
or any right of partition or
possession thereof, but each
Shareholder shall have, as provided
in Article IV, a proportionate
undivided beneficial interest in
the Trust or Series represented by
Shares.
	Section 9.	Effect of
Trustees Not Serving.
The death, resignation, retirement,
removal, incapacity, or inability
or refusal to serve of the
Trustees, or any one of them, shall
not operate to annul the Trust or
to revoke any existing agency
created pursuant to the terms of
this Trust Instrument.
	Section 10.	Trustees, etc. as
Shareholders.
Subject to any restrictions in the
By-laws, any Trustee, officer,
agent or independent contractor of
the Trust may acquire, own and
dispose of Shares to the same
extent as any other Shareholder;
the
Trustees may issue and sell Shares
to and buy Shares from any such
person or any firm or company in
which such person is interested,
subject only to any general
limitations herein.
ARTICLE III
POWERS OF THE TRUSTEES
	Section 1.	Powers.
The Trustees shall have exclusive
and absolute control over the Trust
Property and over the business
of the Trust to the same extent as
if they were the sole owners of the
Trust Property and business in
their own right, but with such
powers of delegation as may be
permitted in this Trust Instrument.
The Trustees in all instances shall
act as principals, free of the
control of the Shareholders.  The
Trustees shall have full power and
authority to take or refrain from
taking any action and to execute
any contracts and instruments that
they may consider necessary or
desirable in the management of the
Trust.  The Trustees shall not in
any way be bound or limited by
current or future laws or customs
applicable to trust investments,
but shall have full power and
authority to make any investments
which they, in their sole
discretion, deem proper to
accomplish the purposes of the
Trust.  The
Trustees may exercise all of their
powers without recourse to any
court or other authority.  Subject
to any applicable limitation herein
or in the By-laws, operating
documents or resolutions of the
Trust, the Trustees shall have
power and authority, without
limitation:
	(a)	To operate as and carry
on the business of a Registered
Investment Company and to
exercise all the powers necessary
and proper to conduct such a
business
	(b)	To subscribe for,
invest in, reinvest in, purchase,
or otherwise acquire, hold, pledge,
sell, assign, transfer, exchange,
distribute, or otherwise deal in or
dispose of any form of
property, including cash (U.S.
currency), foreign currencies and
related instruments, and securities
(including common and preferred
stocks, warrants, bonds,
debentures, time notes, and all
other
evidences of indebtedness,
negotiable or non-negotiable
instruments, obligations,
certificates of
deposit or indebtedness, commercial
paper, repurchase agreements,
reverse repurchase agreements,
convertible securities, forward
contracts, options, and futures
contracts) issued, guaranteed, or
sponsored by any state, territory,
or possession of the United States
or the District of Columbia or
their political subdivisions,
agencies, or instrumentalities, or
by the U.S. government, any foreign
government, or any agency,
instrumentality, or political
subdivision thereof, or by any
international
instrumentality, or by any bank,
savings institution, corporation,
or other business entity organized
under the laws of the United States
(including a Registered Investment
Company or any series thereof,
subject to the provisions of the
1940 Act) or under foreign laws,
without regard to whether any such
securities mature before or after
the possible termination of the
Trust; to exercise any and all
rights, powers, and privileges of
ownership or interest in respect of
any and all such investments of
every kind and description; and to
hold cash or other property
uninvested, without in any event
being
bound or limited by any current or
future law or custom concerning
investments by trustees;
	(c)	To adopt By-laws not
inconsistent with this Trust
Instrument providing for the
conduct of
the business of the Trust and to
amend and repeal them to the extent
such right is not reserved to
the Shareholders;
	(d)	To elect and remove
such officers and appoint and
terminate such agents as they deem
appropriate;
	(e)	To employ as custodian
of any assets of the Trust, subject
to any provisions herein or in
the By-laws, one or more banks,
trust companies or companies that
are members of a national
securities exchange, or other
entities permitted by the
Commission to serve as such;
	(f)	To retain one or more
transfer agents and Shareholder
servicing agents, or both;
	(g)	To provide for the
distribution of Shares either
through a Principal Underwriter as
provided herein or by the Trust
itself, or both, or pursuant to a
distribution plan of any kind;
	(h)	To set record dates in
the manner provided for herein or
in the By-laws;
	(i)	To delegate such
authority as they consider
desirable to any officers of the
Trust and to
any agent, independent contractor,
manager, investment adviser,
custodian or underwriter;
	(j)	To sell, exchange or
otherwise dispose of any or all of
the assets of the Trust, subject
to Article X, Section 4;
	(k)	To vote or give assent,
or exercise any rights of
ownership, with respect to other
securities or property; and to
execute and deliver powers of
attorney delegating such power to
other
persons;
	(l)	To exercise powers and
rights of subscription or otherwise
which in any manner arise out
of ownership of securities or other
property;
	(m)	To hold any security or
other property (i) in a form not
indicating any trust, whether in
bearer, book entry, unregistered or
other negotiable form, or (ii)
either in the Trust's or Trustees'
own name or in the name of a
custodian or a nominee or nominees,
subject to safeguards according to
the usual practice of business
trusts or investment companies;
	(n)	To establish separate
and distinct Series with separately
defined investment objectives
and policies and distinct
investment purposes, and with
separate Shares representing
beneficial
interests in such Series, and to
establish separate Classes, all in
accordance with the provisions of
Article IV;
	(o)	To incur and pay all
expenses that in the Trustees'
opinion are necessary or incidental
to carry out any of the purposes of
this Trust Instrument; to pay
reasonable compensation to
themselves as Trustees from the
Trust Property or the assets
belonging to any appropriate Series
or
Class; to pay themselves such
compensation for special services,
including legal and brokerage
services, and such reimbursement
for expenses reasonably incurred by
themselves on behalf of the
Trust or any Series or Class, as
they in good faith may deem
reasonable; and to fix the
compensation
of all officers and employees of
the Trust;
	(p)	To the full extent
permitted by Section 3804 of the
Delaware Act, to allocate assets,
liabilities and expenses of the
Trust to a particular Series and
liabilities and expenses to a
particular Class or to apportion
the same between or among two or
more Series or Classes, provided
that any liabilities or expenses
incurred by a particular Series or
Class shall be payable solely out
of the assets belonging to that
Series or Class as provided for in
Article IV, Section 4;
	(q)	To consent to or
participate in any plan for the
reorganization, consolidation or
merger
of any corporation or concern whose
securities are held by the Trust;
to consent to any contract,
lease, mortgage, purchase, or sale
of property by such corporation or
concern; and to pay calls or
subscriptions with respect to any
security held in the Trust;
	(r)	To compromise,
arbitrate, or otherwise adjust
claims in favor of or against the
Trust or
any matter in controversy
including, but not limited to,
claims for taxes;
	(s)	To make distributions
of income and of capital gains to
Shareholders in the manner
hereinafter provided for;
	(t)	To borrow money or
otherwise obtain credit and to
secure the same by mortgaging,
pledging, or otherwise subjecting
as security any assets of the
Trust, including the lending of
portfolio securities, and to
endorse, guarantee, or undertake
the performance of any obligation,
contract, or engagement of any
other person, firm, association, or
corporation;
	(u)	To establish, from time
to time, a minimum total investment
for Shareholders, and to
require the redemption of the
Shares of any Shareholders whose
investment is less than such
minimum;
	(v)	To purchase, and pay
for, out of Trust Property or the
assets belonging to any
appropriate Series, insurance
policies insuring the Shareholders,
Trustees, officers, employees,
agents, and/or independent
contractors of the Trust (including
the investment adviser of any
Series)
against all claims arising by
reason of holding any such position
or by reason of any action taken or
omitted by any such person in such
capacity, whether or not the Trust
would have the power to
indemnify such person against such
claim
	(w)	To establish committees
for such purposes, with such
membership, and with such
responsibilities as the Trustees
may consider proper, including a
committee consisting of fewer than
all of the Trustees then in office,
which may act for and bind the
Trustees and the Trust with
respect to the institution,
prosecution, dismissal, settlement,
review or investigation of any
legal
action, suit or proceeding, pending
or threatened;
	(x)	To interpret the
investment policies, practices, or
limitations of any Series;
	(y)	To establish a
registered office and have a
registered agent in the State of
Delaware;
	(z)	To issue, sell,
repurchase, redeem, cancel, retire,
acquire, hold, resell, reissue,
dispose of and otherwise deal in
Shares; to establish terms and
conditions regarding the issuance,
sale, repurchase, redemption,
cancellation, retirement,
acquisition, holding, resale,
reissuance,
disposition of or dealing in
Shares; and, subject to Articles IV
and V, to apply to any such
repurchase, redemption, retirement,
cancellation or acquisition of
Shares any funds or property of
the Trust or of the particular
Series with respect to which such
Shares are issued; and
	(aa)	To carry on any other
business in connection with or
incidental to any of the foregoing
powers, to do everything necessary
or desirable to accomplish any
purpose or to further any of the
foregoing powers, and to take every
other action incidental to the
foregoing business or purposes,
objects or powers.
	(bb)	To select such name for
the Trust, or any Series or Class,
as the Trustees deem proper in
their discretion, without
Shareholder approval, in which
event the Trust may hold its
property and
conduct its activities under such
other name
	The clauses above shall be
construed as objects and powers,
and the enumeration of specific
powers shall not limit in any way
the general powers of the Trustees.
Any action by one or more of
the Trustees in their capacity as
such hereunder shall be deemed an
action on behalf of the Trust or
the applicable Series, and not an
action in an individual capacity.
No one dealing with the Trustees
shall be under any obligation to
make any inquiry concerning the
authority of the Trustees, or to
see
to the application of any payments
made or property transferred to the
Trustees or upon their order.
In construing this Trust
Instrument, the presumption shall
be in favor of a grant of power to
the
Trustees.
	Section 2.	Certain
Transactions.
Except as prohibited by applicable
law, the Trustees may, on behalf of
the Trust, buy any securities
from or sell any securities to, or
lend any assets of the Trust to,
any Trustee or officer of the
Trust or any firm of which any such
Trustee or officer is a member
acting as principal, or have any
such dealings with any investment
adviser, administrator, distributor
or transfer agent for the Trust
or with any Interested Person of
such person.  The Trust may employ
any such person or entity in
which such person is an Interested
Person, as broker, legal counsel,
registrar, investment adviser,
administrator, distributor,
transfer agent, dividend disbursing
agent, custodian or in any other
capacity upon customary terms.
ARTICLE IV
SERIES; CLASSES; SHARES
	Section 1.	Establishment of
Series or Class.
The Trust shall consist of one or
more Series.  The Trustees hereby
establish the Series listed in
Schedule A attached hereto and made
a part hereof.  Each additional
Series shall be established by
the adoption of a resolution by the
Trustees.  The Trustees may
designate the relative rights and
preferences of the Shares of each
Series.  The Trustees may divide
the Shares of any Series into
Classes and hereby establish the
Classes listed in Schedule A.  In
such case each Class of a Series
shall represent a proportional
beneficial interest in the assets
of that Series and have identical
voting, dividend, liquidation and
other rights and the same terms and
conditions, except that
expenses allocated to a Class may
be borne solely by such Class as
determined by the Trustees and a
Series or Class may have exclusive
voting rights with respect to
matters affecting only that Series
or Class.  The Trust shall maintain
separate and distinct records for
each Series and hold and
account for the assets thereof
separately from the other assets of
the Trust or of any other Series.
A Series may issue any number of
Shares and need not issue Shares.
Each Share of a Series shall
represent an equal beneficial
interest in the net assets of such
Series.  Each holder of Shares of a
Series shall be entitled to receive
his or her pro rata share of all
distributions made with respect
to such Series, provided that, if
Classes of a Series are
outstanding, each holder of Shares
of a
Class shall be entitled to receive
his or her pro rata share of all
distributions made with respect
to such Class of the Series.  Upon
redemption of his or her Shares,
such Shareholder shall be paid
solely out of the assets and
property of such Series.
	Section 2.	Shares.
The beneficial interest in the
Trust shall be divided into Shares
of one or more separate and
distinct Series or Classes
established by the Trustees.  The
number of Shares of the Trust and
of
each Series and Class is unlimited
and each Share shall have a par
value of $0.001 per Share.  All
Shares issued hereunder shall be
fully paid and nonassessable.
Shareholders shall have no
preemptive
or other right to subscribe to any
additional Shares or other
securities issued by the Trust.
The
Trustees shall have full power and
authority, in their sole discretion
and without obtaining
Shareholder approval:  to issue
original or additional Shares and
fractional Shares at such times and
on such terms and conditions as
they deem appropriate; to establish
and to change in any manner
Shares of any Series or Classes
with such preferences, terms of
conversion, voting powers, rights
and
privileges as the Trustees may
determine (but the Trustees may not
change Outstanding Shares in a
manner materially adverse to the
Shareholders of such Shares); to
divide or combine the Shares of any
Series or Classes into a greater or
lesser number; to classify or
reclassify any unissued Shares of
any Series or Classes into one or
more Series or Classes of Shares;
to abolish any one or more Series
or Classes of Shares; to issue
Shares to acquire other assets
(including assets subject to, and
in
connection with, the assumption of
liabilities) and businesses; and to
take such other action with
respect to the Shares as the
Trustees may deem desirable.
	Section 3.	Investment in the
Trust.
The Trustees shall accept
investments in any Series from such
persons and on such terms as they
may
from time to time authorize.  At
the Trustees' discretion, such
investments, subject to applicable
law, may be in the form of cash or
securities in which that Series is
authorized to invest, valued as
provided in Article V, Section 3.
Investments in a Series shall be
credited to each Shareholder's
account in the form of full and
fractional Shares at the Net Asset
Value per Share next determined
after the investment is received or
accepted in good form as may be
determined by the Trustees;
provided, however, that the
Trustees may, in their sole
discretion, (a) impose a sales
charge upon
investments in any Series or Class,
or (b) determine the Net Asset
Value per Share of the initial
capital contribution.  The Trustees
shall have the right to refuse to
accept investments in any
Series at any time without any
cause or reason therefor
whatsoever.
	Section 4.	Assets and
Liabilities of Series.
All consideration received by the
Trust for the issue or sale of
Shares of a particular Series,
together with all assets in which
such consideration is invested or
reinvested, all income, earnings,
profits, and proceeds thereof
(including any proceeds derived
from the sale, exchange or
liquidation
of such assets, and any funds or
payments derived from any
reinvestment of such proceeds in
whatever
form the same may be), shall be
held and accounted for separately
from the other assets of the Trust
and every other Series and are
referred to as "assets belonging
to" that Series.  The assets
belonging to a Series shall belong
only to that Series for all
purposes, and to no other Series,
subject only to the rights of
creditors of that Series.  Any
assets, income, earnings, profits,
and
proceeds thereof, funds, or
payments which are not readily
identifiable as belonging to any
particular Series shall be
allocated by the Trustees between
and among one or more Series as the
Trustees deem fair and equitable.
Each such allocation shall be
conclusive and binding upon the
Shareholders of all Series for all
purposes, and such assets,
earnings, income, profits or funds,
or
payments and proceeds thereof shall
be referred to as assets belonging
to that Series.  The assets
belonging to a Series shall be so
recorded upon the books of the
Trust, and shall be held by the
Trustees in trust for the benefit
of the Shareholders of that Series.
The assets belonging to a
Series shall be charged with the
liabilities of that Series and all
expenses, costs, charges and
reserves attributable to that
Series, except that liabilities and
expenses allocated solely to a
particular Class shall be borne by
that Class.  Any general
liabilities, expenses, costs,
charges or
reserves of the Trust which are not
readily identifiable as belonging
to any particular Series or
Class shall be allocated and
charged by the Trustees between or
among any one or more of the Series
or Classes in such manner as the
Trustees deem fair and equitable.
Each such allocation shall be
conclusive and binding upon the
Shareholders of all Series or
Classes for all purposes.
	Without limiting the
foregoing, but subject to the right
of the Trustees to allocate general
liabilities, expenses, costs,
charges or reserves as herein
provided, the debts, liabilities,
obligations and expenses incurred,
contracted for or otherwise
existing with respect to a
particular
Series shall be enforceable against
the assets of such Series only, and
not against the assets of the
Trust generally or of any other
Series.  Notice of this contractual
limitation on liabilities among
Series may, in the Trustees'
discretion, be set forth in the
certificate of trust of the Trust
(whether originally or by
amendment) as filed or to be filed
in the Office of the Secretary of
State
of the State of Delaware pursuant
to the Delaware Act, and upon
giving of such notice in the
certificate of trust, the statutory
provisions of Section 3804 of the
Delaware Act relating to
limitations on liabilities among
Series (and the statutory effect
under Section 3804 of setting forth
such notice in the certificate of
trust) shall become applicable to
the Trust and each Series.  Any
person extending credit to,
contracting with or having any
claim against any Series may look
only to
the assets of that Series to
satisfy or enforce any debt, with
respect to that Series.  No
Shareholder or former Shareholder
of any Series shall have a claim on
or any right to any assets
allocated or belonging to any other
Series.
	Section 5.	Ownership and
Transfer of Shares.
The Trust shall maintain a register
containing the names and addresses
of the Shareholders of each
Series and Class thereof, the
number of Shares of each Series and
Class held by such Shareholders,
and a record of all Share
transfers.  The register shall be
conclusive as to the identity of
Shareholders of record and the
number of Shares held by them from
time to time.  The Trustees shall
not be required to, but may
authorize the issuance of
certificates representing Shares
and adopt
rules governing their use.  The
Trustees may make rules governing
the transfer of Shares, whether or
not represented by certificates.
	Section 6.	Status of Shares;
Limitation of Shareholder
Liability.
Shares shall be deemed to be
personal property giving
Shareholders only the rights
provided in this
Trust Instrument.  Every
Shareholder, by virtue of having
acquired a Share, shall be held
expressly
to have assented to and agreed to
be bound by the terms of this Trust
Instrument and to have become a
party hereto.  No Shareholder shall
be personally liable for the debts,
liabilities, obligations and
expenses incurred by, contracted
for, or otherwise existing with
respect to, the Trust or any
Series.
Neither the Trust nor the Trustees
shall have any power to bind any
Shareholder personally or to
demand payment from any Shareholder
for anything, other than as agreed
by the Shareholder.
Shareholders shall have the same
limitation of personal liability as
is extended to shareholders of a
private corporation for profit
incorporated in the State of
Delaware.  Every written obligation
of
the Trust or any Series may contain
a statement to the effect that such
obligation may only be
enforced against the assets of the
Trust or such Series; however, the
omission of such statement
shall not operate to bind or create
personal liability for any
Shareholder or Trustee.
ARTICLE V
DISTRIBUTIONS AND REDEMPTIONS
	Section 1.	Distributions.
The Trustees may declare and pay
dividends and other distributions,
including dividends on Shares of
a particular Series and other
distributions from the assets
belonging to that Series.  The
amount and
payment of dividends or
distributions and their form,
whether they are in cash, Shares or
other Trust
Property, shall be determined by
the Trustees. Dividends and other
distributions may be paid pursuant
to a standing resolution adopted
once or more often as the Trustees
determine.   All dividends and
other distributions on Shares of a
particular Series shall be
distributed pro rata to the
Shareholders of that Series in
proportion to the number of Shares
of that Series they held on the
record date established for such
payment, except that such dividends
and distributions shall
appropriately reflect expenses
allocated to a particular Class of
such Series.  The Trustees may
adopt and offer to Shareholders
such dividend reinvestment plans,
cash dividend payout plans or
similar plans as the Trustees deem
appropriate.
	Section 2.	Redemptions.
Each Shareholder of a Series shall
have the right at such times as may
be permitted by the Trustees
to require the Series to redeem all
or any part of his or her Shares at
a redemption price per Share
equal to the Net Asset Value per
Share at such time as the Trustees
shall have prescribed by
resolution less such charges as are
determined by the Trustees and
described in the Trust's
Registration Statement for that
Series under the Securities Act of
1933 or any prospectus or
statement of additional information
contained therein, as supplemented.
In the absence of such
resolution, the redemption price
per Share shall be the Net Asset
Value next determined after receipt
by the Series of a request for
redemption in proper form less such
charges as are determined by the
Trustees and described in the
Trust's Registration Statement for
that Series under the Securities
Act
of 1933 or any prospectus or
statement of additional information
contained therein, as supplemented.
	The Trustees may specify
conditions, prices, and places of
redemption, and may specify binding
requirements for the proper form or
forms of requests for redemption.
Payment of the redemption
price may be wholly or partly in
securities or other assets at the
value of such securities or assets
used in such determination of Net
Asset Value, or may be in cash.
Upon redemption, Shares may be
reissued from time to time.  The
Trustees may require Shareholders
to redeem Shares for any reason
under terms set by the Trustees,
including the failure of a
Shareholder to supply a personal
identification number if required
to do so, or to have the minimum
investment required, or to pay
when due for the purchase of Shares
issued to him or her.  To the
extent permitted by law, the
Trustees may retain the proceeds of
any redemption of Shares required
by them for payment of amounts
due and owing by a Shareholder to
the Trust or any Series or Class.
Notwithstanding the foregoing,
the Trustees may postpone payment
of the redemption price and may
suspend the right of the
Shareholders to require any Series
or Class to redeem Shares during
any period of time when and to
the extent permissible under the
1940 Act.
	Section 3.	Determination of
Net Asset Value.
The Trustees shall cause the Net
Asset Value of Shares of each
Series or Class to be determined
from
time to time in a manner consistent
with applicable laws and
regulations.  The Trustees may
delegate
the power and duty to determine Net
Asset Value per Share to one or
more Trustees or officers of the
Trust or to an investment manager,
administrator or investment
adviser, custodian, depository or
other agent appointed for such
purpose.  The Net Asset Value of
Shares shall be determined
separately
for each Series or Class at such
times as may be prescribed by the
Trustees or, in the absence of
action by the Trustees, as of the
close of regular trading on the New
York Stock Exchange on each day
for all or part of which such
Exchange is open for unrestricted
trading.
	Section 4.	Suspension of
Right of Redemption.
If, as referred to in Section 2 of
this Article, the Trustees postpone
payment of the redemption
price and suspend the right of
Shareholders to redeem their
Shares, such suspension shall take
effect
at the time the Trustees shall
specify, but not later than the
close of business on the business
day
next following the declaration of
suspension.  Thereafter
Shareholders shall have no right of
redemption or payment until the
Trustees declare the end of the
suspension.  If the right of
redemption is suspended, a
Shareholder may either withdraw his
request for redemption or receive
payment based on the Net Asset
Value per Share next determined
after the suspension terminates.
	Section 5.	Redemptions
Necessary for Qualification as
Regulated Investment Company.
If the Trustees shall determine
that direct or indirect ownership
of Shares of any Series has or may
become concentrated in any person
to an extent which would disqualify
any Series as a regulated
investment company under the
Internal Revenue Code, then the
Trustees shall have the power (but
not
the obligation) by lot or other
means they deem equitable to (a)
call for redemption by any such
person of a number, or principal
amount, of Shares sufficient to
maintain or bring the direct or
indirect ownership of Shares into
conformity with the requirements
for such qualification and (b)
refuse to transfer or issue Shares
to any person whose acquisition of
Shares in question would, in
the Trustees' judgment, result in
such disqualification.  Any such
redemption shall be effected at
the redemption price and in the
manner provided in this Article.
Shareholders shall upon demand
disclose to the Trustees in writing
such information concerning direct
and indirect ownership of
Shares as the Trustees deem
necessary to comply with the
requirements of any taxing
authority.
ARTICLE VI
SHAREHOLDERS' VOTING POWERS AND
MEETINGS
	Section 1.	Voting Power.
The Shareholders shall have power
to vote only with respect to (a)
the election of Trustees as
provided in Section 2 of this
Article; (b) the removal of
Trustees as provided in Article II,
Section
3(d); (c) any investment advisory
or management contract as provided
in Article VII, Section 1; (d)
any termination of the Trust as
provided in Article X, Section 4;
(e) the amendment of this Trust
Instrument to the extent and as
provided in Article X, Section 8;
and (f) such additional matters
relating to the Trust as may be
required or authorized by law, this
Trust Instrument, or the By-laws
or any registration of the Trust
with the Commission or any State,
or as the Trustees may consider
desirable.
	On any matter submitted to a
vote of the Shareholders, all
Shares shall be voted by individual
Series, except (a) when required by
the 1940 Act, Shares shall be voted
in the aggregate and not by
individual Series, and (b) when the
Trustees have determined that the
matter affects only the
interests of one or more Classes,
then the Shareholders of only such
Class or Classes shall be
entitled to vote thereon.  Each
whole Share shall be entitled to
one vote as to any matter on which
it is entitled to vote, and each
fractional Share shall be entitled
to a proportionate fractional
vote.  There shall be no cumulative
voting in the election of Trustees.
Shares may be voted in
person or by proxy or in any manner
provided for in the By-laws.  The
By-laws may provide that
proxies may be given by any
electronic or telecommunications
device or in any other manner, but
if a
proposal by anyone other than the
officers or Trustees is submitted
to a vote of the Shareholders of
any Series or Class, or if there is
a proxy contest or proxy
solicitation or proposal in
opposition
to any proposal by the officers or
Trustees, Shares may be voted only
in person or by written proxy.
Until Shares of a Series or Class
thereof are issued, as to that
Series or Class, the Trustees may
exercise all rights of Shareholders
and may take any action required or
permitted to be taken by
Shareholders by law, this Trust
Instrument or the By-laws.
	Section 2.	Meetings of
Shareholders.
The first Shareholders' meeting of
the Trust (but not the first
shareholders' meeting of a Series
that is not also the first
shareholders' meeting of the Trust)
shall be held to elect Trustees at
such time and place as the Trustees
designate.  Annual meetings shall
not be required.  Special
meetings of the Shareholders of any
Series or Class may be called by
the Trustees and shall be called
by the Trustees upon the written
request of Shareholders owning at
least ten percent of the
Outstanding Shares of such Series
or Class, or at least ten percent
of the Outstanding Shares of the
Trust entitled to vote.  Special
meetings of Shareholders shall be
held, notice of such meetings
shall be delivered and waiver of
notice shall occur according to the
provisions of the Trust's By-
laws.  Any action that may be taken
at a meeting of Shareholders may be
taken without a meeting
according to the procedures set
forth in the By-laws.
	Section 3.	Quorum; Required
Vote.
One-third of the Outstanding Shares
of each Series or Class, or one-
third of the Outstanding Shares
of the Trust, entitled to vote in
person or by proxy shall be a
quorum for the transaction of
business at a Shareholders' meeting
with respect to such Series or
Class, or with respect to the
entire Trust, respectively.  Any
lesser number shall be sufficient
for adjournments.  Any adjourned
session of a Shareholders' meeting
may be held within a reasonable
time without further notice.
Except when a Majority Shareholder
Vote or other larger vote is
required by law, this Trust
Instrument or the By-laws, a
majority of the Outstanding Shares
voted, in person or by proxy, shall
decide any matters to be voted upon
with respect to the entire Trust
and a plurality of such
Outstanding Shares voted shall
elect a Trustee; provided, that if
this Trust Instrument or applicable
law permits or requires that Shares
be voted on any matter by an
individual Series or Class, then a
majority of the Outstanding Shares
voted, in person or by proxy, of
that Series or Class (or, if
required by law, regulation,
Commission order, or no-action
letter, a Majority Shareholder Vote
or
other larger vote of that Series or
Class) voted, in person or by
proxy, on the matter shall decide
that matter insofar as that Series
or Class is concerned.
Shareholders may act as to the
Trust or
any Series or Class by the written
consent of a majority (or such
greater amount as may be required
by applicable law) of the
Outstanding Shares of the Trust or
of such Series or Class, as the
case may
be.
ARTICLE VII
CONTRACTS WITH SERVICE PROVIDERS
	Section 1.	Investment
Adviser.
The Trustees may enter into one or
more investment advisory contracts
on behalf of the Trust or any
Series, providing for investment
advisory services, statistical and
research facilities and services,
and other facilities and services
to be furnished to the Trust or
Series on terms and conditions
acceptable to the Trustees.  Any
such contract may provide for the
investment adviser to effect
purchases, sales or exchanges of
portfolio securities or other Trust
Property on behalf of the
Trustees or may authorize any
officer or agent of the Trust to
effect such purchases, sales or
exchanges pursuant to
recommendations of the investment
adviser.  The Trustees may
authorize the
investment adviser to employ one or
more sub-advisers or servicing
agents.
	Section 2.	Principal
Underwriter.
The Trustees may enter into
contracts on behalf of the Trust or
any Series or Class, providing for
the distribution and sale of Shares
by the other party, either directly
or as sales agent, on terms
and conditions acceptable to the
Trustees.  The Trustees may adopt a
plan or plans of distribution
with respect to Shares of any
Series or Class and enter into any
related agreements, whereby the
Series or Class finances directly
or indirectly any activity that is
primarily intended to result in
sales of its Shares,  subject to
the requirements of Section 12 of
the 1940 Act, Rule 12b-1
thereunder, and other applicable
rules and regulations.
	Section 3.	Transfer Agency,
Shareholder Services, and
Administration Agreements.
The Trustees, on behalf of the
Trust or any Series or Class, may
enter into transfer agency
agreements, Shareholder service
agreements, and administration and
management agreements with any
party or parties on terms and
conditions acceptable to the
Trustees.
	Section 4.	Custodian.
The Trustees shall at all times
place and maintain the securities
and similar investments of the
Trust and of each Series with a
custodian meeting the requirements
of Section 17(f) of the 1940 Act
and the rules thereunder or as
otherwise permitted by the
Commission or its staff.  The
Trustees, on
behalf of the Trust or any Series,
may enter into an agreement with a
custodian on terms and
conditions acceptable to the
Trustees, providing for the
custodian, among other things, (a)
to hold
the securities owned by the Trust
or any Series and deliver the same
upon written order or oral order
confirmed in writing, (b) to
receive and receipt for any moneys
due to the Trust or any Series and
deposit the same in its own banking
department or elsewhere, (c) to
disburse such funds upon orders
or vouchers, and (d) to employ one
or more sub-custodians.
	Section 5.	Parties to
Contracts with Service Providers.
The Trustees may enter into any
contract referred to in this
Article with any entity, although
one or
more of the Trustees or officers of
the Trust may be an officer,
director, trustee, partner,
shareholder, or member of such
entity, and no such contract shall
be invalidated or rendered void or
voidable because of such
relationship.  No person having
such a relationship shall be
disqualified
from voting on or executing a
contract in his or her capacity as
Trustee and/or Shareholder, or be
liable merely by reason of such
relationship for any loss or
expense to the Trust with respect
to
such a contract or accountable for
any profit realized directly or
indirectly therefrom; provided,
that the contract was reasonable
and fair and not inconsistent with
this Trust Instrument or the By-
laws.
	Section 6.	Requirements of
the 1940 Act.
Any contract referred to in
Sections 1 and 2 of this Article
shall be consistent with and
subject to
the applicable requirements of
Section 15 of the 1940 Act and the
rules and orders thereunder with
respect to its continuance in
effect, its termination, and the
method of authorization and
approval
of such contract or renewal.  No
amendment to a contract referred to
in Section 1 of this Article
shall be effective unless assented
to in a manner consistent with the
requirements of Section 15 of
the 1940 Act, and the rules and
orders thereunder, if applicable.
ARTICLE VIII
EXPENSES OF THE TRUST AND SERIES
	Subject to Article IV,
Section 4, the Trust or a
particular Series shall pay, or
shall
reimburse the Trustees from the
Trust estate or the assets
belonging to the particular Series,
for
their expenses and disbursements,
including, but not limited to,
interest charges, taxes, brokerage
fees and commissions; expenses of
issue, repurchase and redemption of
Shares; insurance premiums;
applicable fees, interest charges
and expenses of third parties,
including the Trust's investment
advisers, managers, administrators,
distributors, custodians, transfer
agents and fund accountants;
fees of pricing, interest,
dividend, credit and other
reporting services; costs of
membership in
trade associations;
telecommunications expenses; funds
transmission expenses; auditing,
legal and
compliance expenses; costs of
forming the Trust and its Series
and maintaining its existence;
costs
of preparing and printing the
prospectuses of the Trust and each
Series, statements of additional
information and reports for
Shareholders and delivering them to
Shareholders; expenses of meetings
of
Shareholders and proxy
solicitations therefor (unless
otherwise agreed to by another
party); costs of
maintaining books and accounts;
costs of reproduction, stationery
and supplies; fees and expenses of
the Trustees; compensation of the
Trust's officers and employees and
costs of other personnel
performing services for the Trust
or any Series; costs of Trustee
meetings; Commission registration
fees and related expenses; state or
foreign securities laws
registration fees and related
expenses;
and for such non-recurring items as
may arise, including litigation to
which the Trust or a Series
(or a Trustee or officer of the
Trust acting as such) is a party,
and for all losses and liabilities
by them incurred in administering
the Trust.  The Trustees shall have
a lien on the assets belonging
to the appropriate Series, or in
the case of an expense allocable to
more than one Series, on the
assets of each such Series, prior
to any rights or interests of the
Shareholders thereto, for the
reimbursement to them of such
expenses, disbursements, losses and
liabilities.
ARTICLE IX
LIMITATION OF LIABILITY AND
INDEMNIFICATION
	Section 1.	Limitation of
Liability.
All persons contracting with or
having any claim against the Trust
or a particular Series shall look
only to the assets of the Trust or
such Series for payment under such
contract or claim; and neither
the Trustees nor any of the Trust's
officers, employees or agents,
whether past, present or future,
shall be personally liable
therefor.  Any written instrument
or obligation on behalf of the
Trust or
any Series may contain a statement
to the foregoing effect, but the
absence of such statement shall
not operate to make any Trustee or
officer of the Trust liable
thereunder.  Provided they have
exercised reasonable care and have
acted under the reasonable belief
that their actions are in the
best interest of the Trust, the
Trustees and officers of the Trust
shall not be responsible or liable
for any act or omission or for
neglect or wrongdoing of them or
any officer, agent, employee,
investment adviser or independent
contractor of the Trust, but
nothing contained in this Trust
Instrument or in the Delaware Act
shall protect any Trustee or
officer of the Trust against
liability
to the Trust or to Shareholders to
which he or she would otherwise be
subject by reason of willful
misfeasance, bad faith, gross
negligence or reckless disregard of
the duties involved in the conduct
of his or her office.
	Section 2.	Indemnification.
(a) Subject to the exceptions and
limitations contained in
subsections (b) and (c) below:
		(i)	every person who
is, or has been, a Trustee or an
officer, employee, investment
manager and administrator,
director, officer or employee of an
investment manager and
administrator,
investment adviser or agent of the
Trust ("Covered Person") shall be
indemnified by the Trust or the
appropriate Series to the fullest
extent permitted by law against
liability and against all expenses
reasonably incurred or paid by him
or her in connection with any
claim, action, suit or proceeding
in
which he or she becomes involved as
a party or otherwise by virtue of
his or her being or having been
a Covered Person and against
amounts paid or incurred by him or
her in the settlement thereof; and
		(ii)	as used herein,
the words "claim," "action,"
"suit," or "proceeding" shall apply
to
all claims, actions, suits or
proceedings (civil, criminal or
other, including appeals), actual
or
threatened, and the words
"liability" and "expenses" shall
include, without limitation,
attorneys'
fees, costs, judgments, amounts
paid in settlement, fines,
penalties and other liabilities.
	(b)	No indemnification
shall be provided hereunder to a
Covered Person who is, or has been:
an investment manager and
administrator; director, officer or
employee of an investment manager
and
administrator; an investment
adviser or an agent of the Trust
and:
		 (i)	who shall have
been adjudicated by a court or body
before which the proceeding was
brought (A) to be liable to the
Trust or its Shareholders by reason
of willful misfeasance, bad
faith, negligence or reckless
disregard of the duties involved in
the conduct of his or her office,
or (B) not to have acted in good
faith in the reasonable belief that
his or her action was in the
best interest of the Trust; or
		(ii)	in the event of a
settlement, unless there has been a
determination that such
Covered Person did not engage in
willful misfeasance, bad faith,
negligence or reckless disregard of
the duties involved in the conduct
of his or her office; (A) by the
court or other body approving the
settlement; (B) by the vote of at
least a majority of those Trustees
who are neither Interested
Persons of the Trust nor are
parties to the proceeding based
upon a review of readily available
facts
(as opposed to a full trial-type
inquiry); or (C) by written opinion
of independent legal counsel
based upon a review of readily
available facts (as opposed to a
full trial-type inquiry).
	(c)	No indemnification
shall be provided hereunder to a
Covered Person who is, or has been,
a
Trustee or an officer or employee
of the Trust, and
		(i)	who shall have
been adjudicated by a court or body
before which the proceeding was
brought (A) to be liable to the
Trust or its Shareholders by reason
of willful misfeasance, bad
faith, gross negligence or reckless
disregard of the duties involved in
the conduct of his or her
office, or (B) not to have acted in
good faith in the reasonable belief
that his or her action was in
the best interest of the Trust; or
		(ii)	in the event of a
settlement, unless there has been a
determination that such
Covered Person did not engage in
willful misfeasance, bad faith,
gross negligence or reckless
disregard of the duties involved in
the conduct of his or her office;
(A) by the court or other body
approving the settlement; (B) by
the vote of at least a majority of
those Trustees who are neither
Interested Persons of the Trust nor
are parties to the proceeding based
upon a review of readily
available facts (as opposed to a
full trial-type inquiry); or (C) by
written opinion of independent
legal counsel based upon a review
of readily available facts (as
opposed to a full trial-type
inquiry).
	(d)	The rights of
indemnification herein provided may
be insured against by policies
maintained by the Trust, shall be
severable, shall not be exclusive
of or affect any other rights to
which any Covered Person may now or
hereafter be entitled, and shall
inure to the benefit of the
heirs, executors and administrators
of a Covered Person.
	(e)	To the maximum extent
permitted by applicable law,
expenses in connection with the
preparation and presentation of a
defense to any claim, action, suit
or proceeding of the character
described in subsection (a) of this
Section may be paid by the Trust or
applicable Series from time
to time prior to final disposition
thereof upon receipt of an
undertaking by or on behalf of such
Covered Person that such amount
will be paid over by him or her to
the Trust or applicable Series if
it is ultimately determined that he
or she is not entitled to
indemnification under this Section;
provided, however, that either (i)
such Covered Person shall have
provided appropriate security for
such undertaking, (ii) the Trust is
insured against losses arising out
of any such advance payments
or (iii) either a majority of the
Trustees who are neither Interested
Persons of the Trust nor
parties to the proceeding, or
independent legal counsel in a
written opinion, shall have
determined,
based upon a review of readily
available facts (as opposed to a
full trial-type inquiry) that there
is reason to believe that such
Covered Person will not be
disqualified from indemnification
under
this Section.
	(f)	Any repeal or
modification of this Article IX by
the Shareholders of the Trust, or
adoption or modification of any
other provision of the Trust
Instrument or By-laws inconsistent
with
this Article, shall be prospective
only, to the extent that such
repeal or modification would, if
applied retrospectively, adversely
affect any limitation on the
liability of any Covered Person or
indemnification available to any
Covered Person with respect to any
act or omission which occurred
prior to such repeal, modification
or adoption.
	Section 3.	Indemnification
of Shareholder.
If any Shareholder or former
Shareholder of any Series shall be
held personally liable solely by
reason of his or her being or
having been a Shareholder and not
because of his or her acts or
omissions or for some other reason,
the Shareholder or former
Shareholder (or his or her heirs,
executors, administrators or other
legal representatives or in the
case of any entity, its general
successor) shall be entitled out of
the assets belonging to the
applicable Series to be held
harmless
from and indemnified against all
loss and expense arising from such
liability.  The Trust, on behalf
of the affected Series, shall, upon
request by such Shareholder, assume
the defense of any claim made
against such Shareholder for any
act or obligation of the Series and
satisfy any judgment thereon
from the assets of the Series.
ARTICLE X
MISCELLANEOUS
	Section 1.	Trust Not a
Partnership.
This Trust Instrument creates a
trust and not a partnership.  No
Trustee shall have any power to
bind
personally either the Trust's
officers or any Shareholder.
	Section 2.	Trustee Action;
Expert Advice; No Bond or Surety.
The exercise by the Trustees of
their powers and discretion
hereunder in good faith and with
reasonable care under the
circumstances then prevailing shall
be binding upon everyone
interested.
Subject to the provisions of
Article IX, the Trustees shall not
be liable for errors of judgment or
mistakes of fact or law.  The
Trustees may take advice of counsel
or other experts with respect to
the meaning and operation of this
Trust Instrument, and subject to
the provisions of Article IX,
shall not be liable for any act or
omission in accordance with such
advice or for failing to follow
such advice.  The Trustees shall
not be required to give any bond as
such, nor any surety if a bond
is obtained.
	Section 3.	Record Dates.
The Trustees may fix in advance a
date up to ninety (90) days before
the date of any Shareholders'
meeting, or the date for the
payment of any dividends or other
distributions, or the date for the
allotment of rights, or the date
when any change or conversion or
exchange of Shares shall go into
effect as a record date for the
determination of the Shareholders
entitled to notice of, and to vote
at, any such meeting, or entitled
to receive payment of such dividend
or other distribution, or to
receive any such allotment of
rights, or to exercise such rights
in respect of any such change,
conversion or exchange of Shares.
Record dates for adjourned meetings
of Shareholders shall be set
according to the Trust's By-laws.
	Section 4.	Termination of
the Trust.
(a) This Trust shall have perpetual
existence.  Subject to a Majority
Shareholder Vote of the Trust
or of each Series to be affected,
the Trustees may
		(i)	sell and convey
all or substantially all of the
assets of the Trust or any affected
Series to another Series or to
another entity which is a a
Registered Investment Company, or a
series
thereof, for adequate
consideration, which may include
the assumption of all outstanding
obligations,
taxes and other liabilities,
accrued or contingent, of the Trust
or any affected Series, and which
may include shares of or interests
in such Series, entity, or series
thereof; or
		(ii)	at any time sell
and convert into money all or
substantially all of the assets of
the Trust or any affected Series.
Upon making reasonable provision
for the payment of all known
liabilities of the Trust or any
affected Series in either (i) or
(ii), by such assumption or
otherwise, the Trustees shall
distribute
the remaining proceeds or assets
(as the case may be) ratably among
the Shareholders of the Trust or
any affected Series then
outstanding; however, the payment
to any particular Class of such
Series may
be reduced by any fees, expenses or
charges allocated to that Class.
Nothing in this Trust
Instrument shall preclude the
Trustees from distributing such
remaining proceeds or assets so
that
holders of the Shares of a
particular Class of the Trust or
any affected Series receive as
their
ratable distribution shares solely
of an analogous class, as
determined by the Trustees, of a
Registered Investment Company or
series thereof.
	(b)	The Trustees may take
any of the actions specified in
subsection (a) (i) and (ii) above
without obtaining a Majority
Shareholder Vote of the Trust or
any Series if a majority of the
Trustees determines that the
continuation of the Trust or Series
is not in the best interests of the
Trust, such Series, or their
respective Shareholders as a result
of factors or events adversely
affecting the ability of the Trust
or such Series to conduct its
business and operations in an
economically viable manner.  Such
factors and events may include the
inability of the Trust or a
Series to maintain its assets at an
appropriate size, changes in laws
or regulations governing the
Trust or the Series or affecting
assets of the type in which the
Trust or Series invests, or
economic
developments or trends having a
significant adverse impact on the
business or operations of the Trust
or such Series.
	(c)	Upon completion of the
distribution of the remaining
proceeds or assets pursuant to
subsection (a), the Trust or
affected Series shall terminate and
the Trustees and the Trust shall be
discharged of any and all further
liabilities and duties hereunder
with respect thereto and the
right, title and interest of all
parties therein shall be canceled
and discharged.  Upon termination
of the Trust, following completion
of winding up of its business, the
Trustees shall cause a
certificate of cancellation of the
Trust's certificate of trust to be
filed in accordance with the
Delaware Act, which certificate of
cancellation may be signed by any
one Trustee.
	Section 5.	Reorganization.
Notwithstanding anything else
herein, to change the Trust's form
of organization the Trustees may,
without Shareholder approval, (a)
cause the Trust to merge or
consolidate with or into one or
more
entities, if the surviving or
resulting entity is the Trust or
another open-end management
investment
company under the 1940 Act, or a
series thereof, that will succeed
to or assume the Trust's
registration under the 1940 Act, or
(b) cause the Trust to incorporate
to the extent permitted by
law.  Any agreement of merger or
consolidation or certificate of
merger may be signed by a majority
of Trustees and facsimile
signatures conveyed by electronic
or telecommunication means shall be
valid.
	Pursuant to and in accordance
with the provisions of Section
3815(f) of the Delaware Act, an
agreement of merger or
consolidation approved by the
Trustees in accordance with this
Section 5 may
effect any amendment to the Trust
Instrument or effect the adoption
of a new trust instrument of the
Trust if it is the surviving or
resulting trust in the merger or
consolidation.
	Section 6.  Trust Instrument.
The original or a copy of this
Trust Instrument and of each
amendment hereto or Trust
Instrument
supplemental shall be kept at the
office of the Trust where it may be
inspected by any Shareholder.
Anyone dealing with the Trust may
rely on a certificate by a Trustee
or an officer of the Trust as to
the authenticity of the Trust
Instrument or any such amendments
or supplements and as to any
matters
in connection with the Trust.  The
masculine gender herein shall
include the feminine and neuter
genders.  Headings herein are for
convenience only and shall not
affect the construction of this
Trust Instrument. This Trust
Instrument may be executed in any
number of counterparts, each of
which
shall be deemed an original.
	Section 7.	Applicable Law.
This Trust Instrument and the Trust
created hereunder are governed by
and shall be construed and
administered according to the
Delaware Act and the applicable
laws of the State of Delaware;
provided, however, that there shall
not be applicable to the Trust, the
Trustees or this Trust
Instrument (a) the provisions of
Section 3540 of Title 12 of the
Delaware Code, or (b) any
provisions
of the laws (statutory or common)
of the State of Delaware (other
than the Delaware Act) pertaining
to trusts which relate to or
regulate (i) the filing with any
court or governmental body or
agency of
trustee accounts or schedules of
trustee fees and charges,  (ii)
affirmative requirements to post
bonds for trustees, officers,
agents or employees of a trust,
(iii) the necessity for obtaining
court or other governmental
approval concerning the
acquisition, holding or disposition
of real or
personal property,  (iv) fees or
other sums payable to trustees,
officers, agents or employees of a
trust, (v) the allocation of
receipts and expenditures to income
or principal,  (vi) restrictions or
limitations on the permissible
nature, amount or concentration of
trust investments or requirements
relating to the titling, storage or
other manner of holding of trust
assets, or (vii) the
establishment of fiduciary or other
standards of responsibilities or
limitations on the acts or
powers of trustees, which are
inconsistent with the limitations
or liabilities or authorities and
powers of the Trustees set forth or
referenced in this Trust
Instrument.  The Trust shall be of
the
type commonly called a Delaware
business trust, and, without
limiting the provisions hereof, the
Trust may exercise all powers which
are ordinarily exercised by such a
trust under Delaware law.  The
Trust specifically reserves the
right to exercise any of the powers
or privileges afforded to trusts
or actions that may be engaged in
by trusts under the Delaware Act,
and the absence of a specific
reference herein to any such power,
privilege or action shall not imply
that the Trust may not
exercise such power or privilege or
take such actions.
	Section 8.	Amendments.
The Trustees may, without any
Shareholder vote, amend or
otherwise supplement this Trust
Instrument
by making an amendment, a Trust
Instrument supplemental hereto or
an amended and restated trust
instrument; provided, that
Shareholders shall have the right
to vote on any amendment (a) which
would
affect the voting rights of
Shareholders granted in Article VI,
Section 1, (b) to this Section 8,
(c)
required to be approved by
Shareholders by law or by the
Trust's registration statement(s)
filed with
the Commission, or (d) submitted to
them by the Trustees in their
discretion.  Any amendment
submitted to Shareholders which the
Trustees determine would affect the
Shareholders of any Series
shall be authorized by vote of the
Shareholders of such Series and no
vote shall be required of
Shareholders of a Series not
affected.  Notwithstanding anything
else herein, any amendment to
Article IX which would have the
effect of reducing the
indemnification and other rights
provided
thereby to Trustees, officers,
employees, and agents of the Trust
or to Shareholders or former
Shareholders, and any repeal or
amendment of this sentence shall
each require the affirmative vote
of
the holders of two-thirds of the
Outstanding Shares of the Trust
entitled to vote thereon.
	Section 9.	Fiscal Year.
The fiscal year of the Trust shall
end on a specified date as set
forth in the By-laws.  The Trustees
may change the fiscal year of the
Trust or any Series without
Shareholder approval.
	Section 10.	Severability.
The provisions of this Trust
Instrument are severable.  If the
Trustees determine, with the advice
of
counsel, that any provision hereof
conflicts with the 1940 Act, the
Internal Revenue Code or with
other applicable laws and
regulations, the conflicting
provision shall be deemed never to
have
constituted a part of this Trust
Instrument; provided, however, that
such determination shall not
affect any of the remaining
provisions of this Trust Instrument
or render invalid or improper any
action taken or omitted prior to
such determination.  If any
provision hereof shall be held
invalid
or unenforceable in any
jurisdiction, such invalidity or
unenforceability shall attach to
such
provision only in such jurisdiction
and shall not affect such provision
in any other jurisdiction or
any other provision of this Trust
Instrument.

Schedule A
Series of the Trust
Mitchell Hutchins Aggressive
Portfolio
Mitchell Hutchins Moderate
Portfolio
Mitchell Hutchins Conservative
Portfolio
Classes of Shares of Each Series
An unlimited number of shares of
beneficial interest have been
established by the Board as Class A
shares, Class B shares, Class C
shares and Class Y shares of each
of the above Series.  Each of the
Class A shares, Class B shares,
Class C shares and Class Y shares
of a Series represents interests in
the assets of only that Series and
has the same preferences,
conversion and other rights, voting
powers, restrictions, limitations
as to dividends, qualifications and
terms and conditions of
redemption of shares, except as
provided in the Trust's Trust
Instrument and as set forth below
with
respect to the Class B shares of
each Series:
1.  Each Class B share, other than
a share purchased through the
reinvestment of a dividend or a
distribution with respect to the
Class B share, shall be converted
automatically, and without any
action or choice on the part of the
holder thereof, into Class A shares
of the same Series, based on
the relative net asset value of
each such class at the time of the
calculation of the net asset value
of such class of shares on the date
that is the first Business Day (as
defined in the Series'
prospectus and/or statement of
additional information) of the
month in which the sixth
anniversary of
the issuance of such Class B shares
occurs (which, for the purpose of
calculating the holding period
required for conversion, shall mean
(i) the date on which the issuance
of such Class B shares
occurred or (ii) for Class B shares
obtained through an exchange, the
date on which the issuance of
the Class B shares of an eligible
PaineWebber fund occurred, if such
shares were exchanged directly,
or through a series of exchanges
for the Series' Class B shares (the
"Conversion Date")).
2.  Each Class B share purchased
through the reinvestment of a
dividend or a distribution with
respect to the Class B shares and
the dividends and distributions on
such shares shall be segregated
in a separate sub-account on the
stock records of the Series for
each of the holders of record
thereof.  On any Conversion Date, a
number of the shares held in the
sub-account of the holder of
record of the share or shares being
converted, calculated in accordance
with the next following
sentence, shall be converted
automatically, and without any
action or choice on the part of the
holder thereof, into Class A shares
of the same Series.  The number of
shares in the holder's sub-
account so converted shall bear the
same relation to the total number
of shares maintained in the
sub-account on the Conversion Date
as the number of shares of the
holder converted on the Conversion
Date pursuant to Paragraph 2(a)
hereof bears to the total number of
Class B shares of the holder on
the Conversion Date not purchased
through the automatic reinvestment
of dividends or distributions
with respect to the Class B shares.
3.  The number of Class A shares
into which a Class B share is
converted pursuant to paragraphs 1
and
2 hereof shall equal the number
(including for this purpose
fractions of a share) obtained by
dividing the net asset value per
share of the Class B shares for
purposes of sales and redemptions
thereof at the time of the
calculation of the net asset value
on the Conversion Date by the net
asset
value per share of the Class A
shares for purposes of sales and
redemptions thereof at the time of
the calculation of the net asset
value on the Conversion Date.
4.  On the Conversion Date, the
Class B shares converted into Class
A shares will cease to accrue
dividends and will no longer be
outstanding and the rights of the
holders thereof will cease (except
the right to receive declared but
unpaid dividends to the Conversion
Date).
For purposes of Paragraph 1 above,
the term "eligible PaineWebber
fund" includes any and all mutual
funds for which PaineWebber
Incorporated or Mitchell Hutchins
Asset Management Inc. serves as
investment adviser that offer
shares with a contingent deferred
sales charge imposed upon certain
redemptions of such shares and that
are exchangeable with the Class B
shares of the Series.

		IN WITNESS WHEREOF, the
undersigned, being all the Trustees
of the Trust, have executed
this Amended and Restated Trust
Instrument as of the date and year
first above written.

/s/ Margo N. Alexander
Margo N. Alexander


/s/ Meyer Feldberg
Meyer Feldberg

/s/ E. Garrett Bewkes, Jr.
E.  Garrett Bewkes, Jr.


/s/ George W. Gowen
George W. Gowen

/s/ Richard Q. Armstrong
Richard Q. Armstrong


/s/ Frederic V. Malek
Frederic V. Malek

/s/ Richard R. Burt
Richard R. Burt


/s/ Carl W. Schafer
Carl W. Schafer

/s/ Mary C. Farrell
Mary C. Farrell


/s/ Brian M. Storms
Brian M. Storms












DC-308924.01